UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the ecurities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 20, 2004

Atlas Pipeline Partners, L.P.
(Exact name of registrant as specified in its chapter)

Delaware	1-14998	23-3011077
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

311 Rouser Road, Moon Township, PA		15108
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: 412-262-2830

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01       Other Events.

         On December 20, 2004, the Company issued a press release announcing that it has increased its natural gas hedged position.

         A copy of the press release is included as an exhibit to this Form 8-K report.

Item 9.01      Financial Statements and Exhibits.

                      (c)    Exhibits

                               99.1      Press Release

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ATLAS PIPELINE PARTNERS, L.P.

By: ATLAS PIPELINE PARTNERS, GP, LLC
its general partner

Dated: December 20, 2004	/s/ Michael L. Staines Michael L. Staines President and Chief Operating Officer